UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2017

LIFESTYLE MEDICAL NETWORK INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52408	13-1026995
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South Orange Ave., Suite 1500, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

407-514-1230
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

As of June 19, 2017, the Company renewed three promissory notes with the holder, Roy Meadows (the “Holder”), such that: (a) the Note dated April 28, 2015 with a Maturity Date of April 28, 2017 (“April 2015 Note”), was renewed to April 28, 2018; (b) the Note dated June 8, 2015 with a Maturity Date of April 28, 2017 (“June 2015 Note”), was renewed to June 8, 2018; and (c) the Note dated June 13, 2016 with a Maturity Date of June 13, 2017 (“June 2016 Note”), was renewed to June 13, 2018 (The “Renewals”). The Renewal Fees were 10% of the outstanding balance of each Note: $34,496 for the April 2015 Note, $34,442.23 for the June 2015 Note and $27,978.16 for the June 2016 Note. In connection with the Renewals, each Note’s Renewal Fee was added to the outstanding balance of the respective Note as of its Maturity Date.

In connection with the Renewals, a five-year common stock purchase warrant to purchase 969,264 shares of common stock of the Company, at an exercise price of $.025 per share, was issued to the Holder of the Notes.

Item 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/Underwriting Discounts
December 17, 2016	Five-year common stock purchase warrant to purchase 969,264 shares of common stock of the Company, at an exercise price of $.025 per share, issued in connection with the Amendment to extend the term of three Promissory Notes..	Roy Meadows	NA	$-0-/NA

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement

On July 2, 2017, the Board of Directors of the Company approved, an Employment Agreement (“Agreement”) with Christopher P. Smith, our Chief Executive Officer. The Agreement was effective July 1, 2017, for an initial term of three years, and the term is automatically extended for additional one year periods if neither party gives notice of termination at least 90 days prior to the end of the initial term or any current additional one year term.

The Agreement with Mr. Smith (referred to sometimes as the “Executive”) provides for a base salary of $240,000 per year, and provides for incentive payments as established by the Board of Directors and for a performance bonus (“Performance Bonus”) based on the sum of two components, the first of which is as follows:

Net Operating Profit Before Income Taxes	Performance Bonus
On the First $10 Million	4.0% of Net Operating Profit
On all Amounts Over $10 Million	3.0% of Net Operating Profit

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The Agreement contains provisions for discharge for "cause", including breach of the Agreement or specified detrimental conduct by Mr. Smith, in which case accrued compensation would payable as provided in the Agreement. The Agreement also provide for termination by the Executive for “good reason”, comprising events such as breach of the Agreement by the Company, assignment of duties inconsistent with the Executive’s position, transfer of the Executive’s primary office by more than 25 miles from Lake Mary, Florida, or in the event of a change in control of the Company. In the event of a termination by the Company without cause, or by the Executive for “good reason”, the Company is required to pay to the Executive in a lump sum in cash within 30 days after the date of termination the aggregate of the following amounts:

A. the sum of (1) the Executive’s annual minimum salary through the date of termination to the extent not theretofore paid, (2) any annual incentive payment earned by the Executive for a prior period to the extent not theretofore paid and not theretofore deferred, (3) any annual performance bonus payment earned by the Executive for a prior period to the extent not theretofore paid and not theretofore deferred,(4) any accrued and unused vacation pay and (5) any business expenses incurred by the Executive that are unreimbursed as of the date of termination;

B. The product of (1) the performance bonus payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365;

C. the amount equal to the sum of (1) the Executive’s annual minimum salary; (2) one (1) times the performance bonus payment and (3) one (1) times the incentive payment;

D. In the event Executive is not fully vested in any retirement benefits with the Company from pension, profit sharing or any other qualified or non-qualified retirement plan, the difference between the amounts Executive would have been paid if he had been vested on the date his employment was terminated and the amounts paid or owed to the Executive pursuant to such retirement plans;

E. The product of (1) the incentive payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365; and

F. The present value of the amount equal to the sum of five (5) years’ Performance Bonus pay with such amount being calculated based on the Performance Bonus paid to the Employee the year prior to the date of termination.

In addition, all stock options and warrants outstanding as of the date of termination and held by the Executive shall vest in full and become immediately exercisable for the remainder of their full term; all restricted stock shall no longer be restricted to the extent permitted by law, and the Company will use its best efforts, at its sole cost to register such restricted stock as expeditiously as possible.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.16	Convertible Promissory Note Amendment, dated June 19, 2017.

10.17	Employment Agreement, dated July 1, 2017, between the Company and Christopher P. Smith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTYLE MEDICAL NETWORK INC.
(Registrant)

By:	/s/ Christopher Smith
Christopher Smith,
Chief Executive Officer

Date: July 10, 2017

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